UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934

Check the appropriate box:
☑ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

AMAROK RESOURCES, INC.
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:
(4) Date Filed:

Contact person: Luke C. Zouvas
2368 Second Avenue
San Diego, CA 92101
Tel (619) 688-1715; Fax (619) 688-1716

AMAROK RESOURCES, INC.

30021 Tomas Street, Suite 300

Rancho Santa Margarita, CA 92688

Telephone: (949) 682-7889

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF AMAROK RESOURCES, INC.:

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of Amarok Resources, Inc.:

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders (the “Shareholders”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of Amarok Resources, Inc., a Nevada Corporation (the “Company”). We are sending you this Information Statement to notify you that on or about September 26, 2013, the Shareholders holding a majority of our Common Stock (the “Majority Shareholders”) approved the following actions (the “Corporate Action”) by written consent in lieu of a meeting of Shareholders:

1.	An amendment to the Company’s Articles of Incorporation to effect a name of the Company from Amarok Resources, Inc. to 3DX Industries, Inc;
2.	An amendment to the Company’s Articles of Incorporation authorizing Ten Million (10,000,000) shares of Preferred Stock; and
2.	A 1-for-50 Reverse Stock Split of the issued and outstanding shares of Common Stock of the Company.

This Information Statement is being furnished to Shareholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. As described in this Information Statement, on September 26, 2013, the Majority Shareholders, collectively owning 43,000,000 shares of Common Stock, representing approximately 54.41% of the 79,025,760 total issued and outstanding shares of Common Stock of the Company as of September 26, 2013, (the “Record Date”), approved the Corporate Action by written consent in lieu of a meeting of Shareholders. Our Board of Directors approved the foregoing Corporate Action by written consent on September 26, 2013.

Our Board of Directors is not soliciting your proxy or consent in connection with the Corporate Action. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Action taken by the Majority Shareholders. Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Action taken have no right under Nevada corporate law or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Shareholders.

The Corporate Action will not become effective before a date that is twenty (20) calendar days after this Information Statement is first mailed to Shareholders. The Information Statement is being mailed on or about October *, 2013, to Shareholders of record on the Record Date. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

By order of the Board of Directors of

AMAROK RESOURCES, INC.

Date: October 7, 2013

/s/ Roger Janssen

By: Roger Janssen – Director

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

AMAROK RESOURCES, INC.

AMAROK RESOURCES, INC.

30021 Tomas Street, Suite 300

Rancho Santa Margarita, CA 92688

INFORMATION STATEMENT

October 7, 2013

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about October *, 2013 to the stockholders of record of Amarok Resources, Inc. (the “Company” or “Amarok”) at the close of business on September 26, 2013. This Information Statement is being sent to you for informational purposes only. No action is requested or required on your part.

As of the close of business on the Record Date, we had 79,025,760 shares of common stock issued and outstanding.

This Information Statement is first being mailed on or about October *, 2013. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Nevada Revised Statute 78.320.

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of the Company.

The Board of Directors has recommended and the Majority Shareholders of the Company have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to the Company’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Nevada. Amarok is a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the Over the Counter Bulletin Board (“OTCQB”), under the symbol “AMOK”. Information about us can be found in our October 31, 2012 Annual Report filed on Form 10-K. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Nevada Revised Statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about October *, 2013 to the holders of Common Stock as of the Record Date of September 26, 2013.

B.   CORPORATE ACTIONS BY BOARD OF DIRECTORS AND CONSENTING SHAREHOLDERS

On September 26, 2013, the Board of Directors of the Company (the “Board of Directors”) and the stockholders of the Company holding a majority of the outstanding shares of common stock of the Company approved the following corporate actions, which are each described in detail below:

•	An amendment to the Company’s Articles of Incorporation to effect a name of the Company from Amarok Resources, Inc. to 3DX Industries, Inc.; and,
•	An amendment to the Company’s Articles of Incorporation authorizing Ten Million (10,000,000) shares of Preferred Stock; and
•	A 1-for-50 Reverse Stock Split of the issued and outstanding shares of Common Stock of the Company.

1. RATIFICATION OF THE CHANGE OF THE COMPANY’S NAME

On September 26, 2013, the Board of Directors of the Company (the “Board of Directors”) and the stockholders of the Company holding a majority of the outstanding shares of common stock of the Company approved the Amended Articles of Incorporation (“Amended Articles”). The Amended Articles effect a change in the Company’s name from Amarok Resources, Inc. to 3DX Industries, Inc. The Company is changing its name to more accurately reflect the Company’s new business direction and plan of operation. The Company’s management intends to engage in the manufacturing sector through precision machining and additive manufacturing including 3D Metal printing.

Procedure for Effecting Name Change

The Company will promptly file an Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to amend its existing Articles of Incorporation. Thereafter, the name change will become effective twenty (20) days from the date of filing the Amended Articles of Incorporation, which is referred to as the “Effective Date.” The Company’s Articles of Incorporation were originally filed with the Secretary of State of Nevada on October 23, 2008, and subsequently amended on September 2, 2009, January 28, 2010, and January 29, 2010 (collectively the “Original Articles”).  The text of the Amended Articles of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board of Directors deems necessary and advisable to effect the name change. A copy of which attached hereto as Appendix A.

2. AUTHORIZATION OF UNDESIGNATED PREFERRED STOCK

On September 26, 2013, the Board of Directors of the Company (the “Board of Directors”) and the stockholders of the Company holding a majority of the outstanding shares of common stock of the Company approved the Amended Articles. The Amended Articles authorize the Company to increase the number of authorized but undesignated Preferred Shares from none to Ten Million (10,000,000) shares of Preferred Stock. The Board of Directors and Majority Shareholders have approved the Amended Articles, a copy of which attached hereto as Appendix A.

Procedure for Effecting Authorization of Undesignated Preferred Stock

The Company will promptly file an Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to amend its existing Articles of Incorporation. Thereafter, the authorization of undesignated preferred stock will become effective . The Company’s Articles of Incorporation were originally filed with the Secretary of State of Nevada on October 23, 2008, and subsequently amended on September 2, 2009, January 28, 2010, and January 29, 2010.  The Board of Directors and Majority Shareholders have approved the Amended Articles, a copy of which attached hereto as Appendix A.

Reason for Effecting Authorization of Undesignated Preferred Stock

The Company’s Original Articles do not authorize the issuance of preferred shares or designate a class of preferred shares. The Amended Articles will replace Section 3 of the Original Articles as follows:

ARTICLE 3.

Capital Stock

3.1 Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is one hundred eighty five million (185,000,000) shares, consisting of (a) one hundred seventy five million (175,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class are as follows:

3.2 Common Stock. Each share of Common Stock shall have, for all purposes one (1) vote per share. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders’ meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

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The new Section 3 authorizes the issuance of one or more series of shares of preferred stock and describes the potential preferences, rights and limitations of each series of preferred shares. Section 3.3 of Amended Articles reads as follows:

3.3 Preferred Stock. The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a) may have such voting powers, full or limited, or may be without voting powers;

(b) may be subject to redemption at such time or times and at such prices as determine by the Board of Directors;

(c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

Under this proposal, the Board of Directors shall have the authority, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of preferred stock including the preferences, rights and limitations of each series. Each series of shares of preferred stock may have full, limited or no voting powers, be subject to redemption, be entitled to receive dividends, have rights upon the dissolution of or distribution of the assets of the Company, be convertible into or exchangeable for shares of any other class or series of class of stock, be entitled to the benefit of a sinking fund, be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Company, or have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of preferred stock. No holder of any preferred shares of the Company shall have preemptive rights to purchase or subscribe for any unissued shares of the Company or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares.

Shares of preferred stock of any series that have been redeemed or repurchased by the Company (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of preferred stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of preferred stock to be created by resolution(s) of the Board of Directors or as part of any other series of shares of preferred stock, subject to the conditions or restrictions on issuance set forth in the resolution(s) adopted by the Board of Directors.

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3. REVERSE SPLIT

General

On September 26, 2013, the Company’s Board of Directors and shareholders holding the majority of issued and outstanding Common Stock approved a One (1) for Fifty (50) reverse stock split of its $0.001 par value Common Stock. The par value of Common Stock will not change.

After filing the Amended Articles the aggregate number of shares which this Corporation shall have authority to issue is one hundred eighty five million (185,000,000) shares, consisting of (a) one hundred seventy five million (175,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable in one or more series.

As of the Record Date the Company shall have approximately 79,025,760 common shares issued and outstanding as of the Record Date and zero Preferred shares issued and outstanding as of the Record Date.

Reasons for the Reverse Stock Split

The reverse split will decrease the number of shares of Common Stock issued and outstanding and increase the per share market price for the Common Stock. The effect of the reverse stock split upon the market price for its Common Stock cannot be predicted. There can be no assurance that the market price per share of the Company’s Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of its Common Stock outstanding resulting from the reverse stock split. The market price of the Company’s Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

Material Effects of the Reverse Stock Split

The principal effects of the reverse split will be as follows:

•	Based upon 79,025,760 shares of Common Stock outstanding on the Record Date, the reverse split would decrease the outstanding shares of Common Stock to 1,580,516 shares of Common Stock issued and outstanding. The reverse stock split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in fractional share ownership. Further, any outstanding options, warrants and rights to purchase Common Stock as of the Effective Date that are subject to adjustment will be decreased accordingly.

•	The Company will obtain a new CUSIP number for the Common Stock at the time of the reverse split. As a result of the reverse split, some stockholders may own less than 100 shares of Common Stock. A purchase or sale of less than 100 shares, known as an “odd lot” transaction, may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares.

Certain Risk Factors Associated with the Reverse Stock Split

   Implementation of the reverse stock split entails various risks and uncertainties, including but not limited to the following:

•	There can be no assurance that the market price per share of the Common Stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of the Company after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

•	After the reverse stock split is effected, if the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split.

•	There can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Common Stock may not necessarily improve.

•	The reduced number of shares that would be outstanding after the reverse stock split could adversely affect the liquidity of the Common Stock.

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Exchange of Certificate and Elimination of Fractional Share Interests

On the date of the reverse split shares of Common Stock will automatically be combined and changed where every fifty shares of Common Stock will become one share of Common Stock. No additional action on our part or any shareholder will be required in order to affect the reverse split. Shareholders will be requested to exchange their certificates representing shares of Common Stock held prior to the reverse split for new certificates representing post-split shares of Common Stock. Shareholders will be furnished with the necessary materials and instructions to affect such exchange promptly following the Effective Date of the reverse split. Shareholders should not submit any certificates until requested to do so. In the event any certificate representing shares of Common Stock outstanding prior to the reverse split are not presented for exchange upon request by the Company, any dividends that may be declared after the date of the reverse split with respect to the Common Stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange. At such time, all such withheld dividends, which have not yet been paid to a holder, will be paid to the holder thereof or his designee, without interest.

There will be no cash payments for any fractional shares of post-reverse split Common Stock, and no fractional shares will be issued to any shareholder. All the fractional shares will be rounded up to the nearest whole share. In lieu of any such fractional share interest, each holder of pre-reverse Common Stock who would otherwise be entitled to receive a fractional share of post-reverse Common Stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-reverse Common Stock held by such holder.

Authorized Shares

The reverse stock split will affect all issued and outstanding shares of the Common Stock and outstanding rights to acquire the Common Stock. Upon the effectiveness of the reverse stock split, the number of authorized shares of the Common Stock that are not issued or outstanding will increase due to the reduction in the number of shares of the Common Stock issued and outstanding.

The Company currently has 175,000,000 shares of authorized Common Stock and 79,025,760 shares of Common Stock issued and outstanding as of September 26, 2013. Authorized but un-issued shares of Common Stock will be available for issuance, and the Company may issue such shares in the future. If the Company issues additional shares of Common Stock, the ownership interest of holders of the Common Stock will be diluted.

The following table sets forth information regarding the Company’s current and anticipated number of authorized shares and issued and outstanding shares of the Common Stock following implementation of the reverse stock split.

	Number of Shares of Common Stock Authorized	Number of Common Stock Issued and Outstanding	Shares of Common Stock Reserved for Issuance	Number of Shares of Common Stock Available for Issuance
As of September 26, 2013	175,000,000	79,025,760	95,974,240	95,974,240
After Reverse Stock Split at the Ratio of One for Fifty.	175,000,000	1,580,516	173,419,487	173,419,487

Accounting Matters

The reverse stock split will not affect the par value of the Common Stock. As a result, as of the Effective Date of the reverse stock split, the stated capital attributable to the Common Stock on the Company’s balance sheet will be reduced proportionately based on the reverse stock split ratio of One-for-Fifty, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be restated because there will be fewer shares of the Common Stock outstanding.

Potential Anti-Takeover Effects

Stockholders should be aware that approval of the Reverse Split could facilitate our future efforts to deter or prevent changes in control of the Company including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.  After the Reverse Split, we will have a significantly larger number of authorized but unissued shares of Common Stock, which would be available for future issuance without our stockholders’ approval.  These additional shares may be utilized for a variety of corporate purposes including but not limited to equity financing, corporate acquisitions and employee incentive plans.  The issuance of such shares, however, may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Company’s Board of Directors’ desires.  Furthermore, the existence of authorized but unissued shares of common stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger, or otherwise, and thereby protect the continuity of the Company’s management.  For example, without further stockholder approval, our Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the incumbent Board of Directors.

Other than the reverse stock split and name change of the Company, the Board of Directors does not currently contemplate the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect). This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their Common Stock as compensation). In addition, this summary is limited to stockholders that hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH A TAX ADVISER TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE STOCK SPLIT.

The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split. Each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

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C. DISSENTERS’ RIGHTS.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Nevada Revised Statutes (“NRS”). Pursuant to NRS 92A.300 to 92A.500 inclusive, none of the Corporate Actions described in this Information Statement will afford shareholders the opportunity to dissent from the Corporate Actions described herein and to receive an agreed or judicially appraised value for their shares.

D. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

On September 26, 2013 our Board of Directors approved the proposal to amend our Articles of incorporation to authorize a Corporate Name Change, authorize Ten Million shares of Preferred Stock, and to authorize a One for Fifty Reverse Split of our Common Stock. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 54.41% of all shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this Corporate Action may take place.

VOTING SECURITIES OF THE COMPANY:

As of September 26, 2013, (the “Record Date”), we had 79,025,760 shares of Common Stock issued and outstanding. Holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our Common Stock, owned beneficially as of September 26, 2013 by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Earl W. Abbot(2) 3841 Amador Way Reno, NV 89502	30,000	0.04%

Common Stock	Roger Janssen(3) 30021 Tomas Street, Suite 335 Rancho Santa Margarita, CA 93688	100,000	0.0013%

Common Stock	Current Directors and Officers as a Group (2 people)	30,000	0.0413%

Common Stock	Ron Ruskowsky(4) 30021 Tomas Street, Suite 335 Rancho Santa Margarita, California 92688	37,000,000	46.82%

(1)	Applicable percentage of ownership is based on 79,025,760 shares of common stock outstanding as of September 26, 2013.

(2)	Mr. Abbot is a current member of the Company’s Board of Directors.

(3)	Mr. Janssen was appointed as the Company’s President, CEO, CFO, and a member of the Company’s Board of Directors on September 17, 2013.

(4)	As of September 17, 2013, Mr. Ruskowsky resigned as an Officer and Director of the Company.

Changes in Control

There are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

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E. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until successors are elected.

There are no family relationships among our directors or executive officers. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years.

Name	Age	Position	Tenure
Roger Janssen	50	President, CEO, CFO and Director	September 17, 2013 to present
Earl W. Abbott	71	Vice President of Exploration and Director	January 25, 2013 to present

Biographies and Business Experience of Officers and Directors

ROGER JANSSEN, is the founder of Key Manufacturing (“Key”), and has acted as president of Key for the past 23 years. In addition to his position at Key, Mr. Janssen has been a director at Mineralite Corporation for the past two years. Mineralrite Corporation is traded on the OTCBB market under the symbol “RITE.” Mr. Janssen has more than thirty years of experience in the manufacturing industry. He has secured lucrative contracts within a range of industries: marine, military, automotive, alternative energy, medical, and aerospace. Clients include, but are not limited to, Boeing, Raytheon, BE Aerospace, British Petroleum and Intermec.

Because of Mr. Janssen’s dedication to new technological developments, Key Manufacturing has been able to provide the Puget Sound with high quality manufacturing and machine services since 1989. Over the years, Mr. Janssen has proven his ability to reinvent himself by staying profitable even through economic lows within the industry, such as after 9/11. One example of this is Mr. Janssen’s keen ability to recognize new business opportunities, as he did in 2004, when he added a ZCorp310- 3 D printer, which instigated his current experience with additive manufacturing. During his twenty-three year tenor at Key manufacturing, Mr. Janssen has gained immeasurable experience in management, operations, human resources, equipment procurement, strategic planning, sales and business development, contract negotiation, and financial reporting.

Mr. Janssen holds a technical degree in precision machining and manufacturing, earned in 1981 from the Sno-Isle Tech Centre in Everett, WA. He is always seeking to expand and update his business knowledge, and has actively continued his education by taking financial, business and marketing courses at his local community college. Recognizing his impeccable reputation as an industry leader in the area, the Sno-isle Tech Centre recruited Mr. Janssen to serve on their advisory board, which he did for the following eight years. Three of those years were spent as Chairman of the Board, making decisions about the Centre’s curriculum, as well as approving qualified faculty and budget allocations. Mr. Janssen has since acted as a consultant and member of the board to a variety of private and public companies within the industry.

EARL W. ABBOTT, received his Ph.D. in geology at Rice University, Houston, Texas where he studied the tectonics of the western U.S. He has spent a total of 43 years exploring for gold, base metals, oil and gas, uranium, and other resources all over the world. Utilizing his education and experience, he combines strong management skills with a creative vision that enables him to apply sound scientific principles to the search for giant ore deposits. In the early part of his career, his management of an exploration program in Nevada resulted in the acquisition of three gold ore bodies that were subsequently mined profitably mined.

During his career, Dr. Abbott has been a key member of several large and small mining companies and a consultant to the mining industry continuously for more than 30 years. From 2004 to the present day, Dr. Abbott has acted as Director of Big Bar Resources Corporation (TSX-V) assisting in exploration in the western U.S., Mexico, and China. From 2008 to 2009, Dr. Abbott was the COO and Director of Uranium 3O8 Corp. (OTC-BB), managing a uranium project in Mongolia. In 2009, Dr. Abbott assisted in forming Coyote Resources (OTC-BB) and acted as President and CEO until 2012, exploring a gold project and a silver project in Nevada. During 2012 and 2013, Dr. Abbott aided in the formation of a private company called New Century Energy and Resources to perform exploration for projects in Mongolia. In 2013, Dr. Abbott accepted a position as Vice President and Director of Amarok Resources (OTCQB).

Dr. Abbott is active in his profession, having been a member and served as an executive of professional mining associations. As a result, he has an extensive network of technical as well as leadership contacts. He is a Certified Professional Geologist (C.P.G., No. 7611) by the American Institute of Professional Geologists (AIPG) as well as being the past President of the Nevada Chapter. He is also a member and past President of the Geological Society of Nevada (GSN), a member and past President of the Nevada Petroleum & Geothermal Society (NPGS), a member and past President of the Denver Region Exploration Geologists Society (DREGS), a member of the Society of Economic Geologists (SEG), a member of the Society for Mining, Metallurgy, and Exploration (SME), a member of the Geological Society of America (GSA), a member of the Association For Mineral Exploration British Columbia (AMEBC), and a member of the Prospectors and Developers Association of Canada (PDAC). Dr. Abbott is a Qualified Person under the rules of National Instrument 43-101.

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Significant Employees and Consultants

Other than the officers and directors listed above, we currently have no other significant employees.

Involvement in Certain Legal Proceedings

The Company is not aware of any legal proceedings in which any Director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Audit Committee and Audit Committee Financial Expert

The Company does not have a separately designated standing audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K). Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of the financial statements of the Company. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an “audit committee financial expert” serving on its audit committee. In connection with these new requirements, the Company’s Board of Directors examined the Commission’s definition of “audit committee financial expert” and concluded that the Company does not currently have a person that qualifies as such an expert. Presently, there are only two (2) directors serving on the Company’s Board, and the Company is not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an “audit committee financial expert”, but the Company intends to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an “audit committee financial expert”, each of the Company’s directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, the Company believes that its current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

Nominating and Compensation Committee

The Company does not have nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Company intends to establish a compensation committee that would review and approve the Company’s salary and benefits policies, including compensation of executive officers, as soon as reasonably practicable.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended October 31, 2013. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s common stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

Transactions with Related Persons

Other than previously reported in our annual report and quarterly report for the period ended July 31, 2013, filed with the Commission on September 16, 2013, incorporated by reference herein, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

Review, Approval or Ratification of Transactions with Related Persons

The Company does not have a written policy concerning the review, approval, or ratification of transactions with related persons. With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•	Disclosing such transactions in reports where required;
•	Disclosing in any and all filings with the SEC, where required;
•	Obtaining disinterested directors consent; and
•	Obtaining shareholder consent where required.

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Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, Roger Janssen is not an independent director because he is also an executive officer of the Company. According to the NASDAQ definition, Earl Abbot is not an independent director because he is also a shareholder of the Company.

F.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation paid to our Chief Executive Officer and those executive officers that earned in excess of $100,000 during the twelve month periods ended October 31, 2012 and 2011 (collectively, the “Named Executive Officers”):

Name and Principal Position	Title	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other compensation ($)	Total ($)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Roger Janssen(1)	President, CEO, CFO and Director	2013	$-0-	$-0-	$-0-	-0-	-0-	-0-	-0-	-0-
Ron Ruskowsky(2)	Previous President, CEO, CFO and Director	2012	$-0-	$-0-	$-0-	-0-	-0-	-0-	180,000	$180,000
		2011	$-0-	$-0-	$-0-	-0-	-0-	-0-	124,000	$124,000

(1)	As of September 17, 2013, Mr. Ruskowsky resigned as an Officer and Director of the Company.

Narrative Disclosure to Summary Compensation Table

Currently, we do not have any written employment agreements. The Company has no plans to provide for group health insurance to employees, the payment of retirement benefits, or benefits that will be paid primarily following retirement.

The Company has no plans that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement.

The Company has no agreement that provides for payment to executive officers at, following, or in connection with the resignation, retirement or other termination, or a change in control of Company or a change in any executive officer's responsibilities following a change in control.

In January 2010, an agreement went into effect whereby the Company paid a company affiliated with Santeo Financial Corp (“Santeo”), a company affiliated with former CEO Ron Ruskowsky, for consulting services of $8,000 a month on a month-to-month basis. On July 1, 2011, the consulting agreement was amended to increase the monthly payment to $15,000. On January 15, 2013, the Company granted Santeo the option to convert up to 25% of all accrued compensation due it at that date into shares of the Company’s common stock at a conversion price of $0.001 per share, and to convert the remaining 75% of accrued compensation due it at that date into shares of the Company’s common stock at a conversion price of $0.01 per share. At January 15, 2013, the amount of accrued compensation due Santeo was $175,000.

There are no other employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

No Named Executive Officer received any equity awards, or holds exercisable or unexercisbale options, as of the years ended October 31, 2012 and 2011.

Additional Narrative Disclosure

The Company has no option, stock award, or long-term incentive plans.

Compensation of Directors

Our directors received no extra compensation for their services on the Company’s Board of Directors. There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any Director that would result in payments to such person because of his or her resignation with the Company, or its subsidiaries, any change in control of the Company. There are no agreements or understandings for any Director to resign at the request of another person. None of our Directors or executive officers acts or will act on behalf of or at the direction of any other person.

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G.   INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant selected is Robison, Hill & Co. We WILL NOT have a meeting of shareholders but a representative of Robison, Hill & Co. will have the opportunity to make a statement if so desired. A representative will be made available by email to respond to appropriate questions, if any should arise.

Robison, Hill & Co. has acted as the independent registered public accounting firm for the Company since September 3, 2010. From Inception until September 3, 2010, M&K CPAS, PLLC (“M&K”) acted as the independent registered public accounting firm for the Company. The following table represents the aggregate fees billed for professional audit services rendered by the independent auditor for our audit of the annual financial statements for the years ended October 31, 2012 and 2011. Audit fees and other fees of auditors are listed as follows:

(1)	Audit Fees
	For Fiscal Year Ended October 31, 2012	For Fiscal Year Ended October 31, 2011
Audit Fees	$34,203	$28,266

Tax Fees (Paid to Robison, Hill & Co.)	$-	$-

(2)	Audit-Related Fees

No aggregate fees were billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under item (1) for the fiscal years ending October 31, 2012 and 2011.

(3)	Tax Fees

No aggregate fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending October 31, 2012 and 2011.

(4)	All Other Fees

No aggregate fees were billed for professional services provided by the principal accountant, other than the services reported in items (1) through (3) for the fiscal years ending October 31, 2012 and 2011.

(5)	Audit Committee

The registrant's Audit Committee, or officers performing such functions of the Audit Committee, have approved the principal accountant's performance of services for the audit of the registrant's annual financial statements and review of financial statements included in the registrant's Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ending October 31, 2012. Audit-related fees, tax fees, and all other fees, if any, were approved by the Audit Committee or officers performing such functions of the Audit Committee.

(6)	Work Performance by others

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50 percent.

As of October 31, 2012, the Company did not have a formal documented pre-approval policy for the fees of the principal accountant. The Company does not have an audit committee. The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

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H.    COMPENSATION PLANS

Securities Authorized for Issuance Under Equity Compensation Plans

The Company has not established any compensation plans under which equity securities are authorized for issuance.

 I.   AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

There is no action to be taken with respect to the authorization or issuance of any securities otherwise than for exchange for outstanding securities of the Company pursuant to the One for Fifty Reverse Split as discussed herein.

J.   MODIFICATION OR EXCHANGE OF SECURITIES

The action taken by the Board of Directors and approved by a majority vote of the Shareholders of the Company does not modify any class of securities of the Company.

K. FINANCIAL AND OTHER INFORMATION

Not applicable.

L. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Not applicable.

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M.   ACQUISITION OR DISPOSITION OF PROPERTY

Not applicable.

N.   RESTATEMENT OF ACCOUNTS

Not applicable.

O. ACTION WITH RESPECT TO REPORTS

No action is to be taken with respect to any report of the Company or of its directors, officers or committees or any minutes of a meeting of its security holders.

P. MATTERS NOT REQUIRED TO BE SUBMITTED

None.

Q.   OTHER PROPOSED ACTION

No action is to be taken on any matter not specifically referred to in this Schedule 14C.

R. VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding shares is sufficient for the Corporate Actions taken, which vote was obtained by the written consent of the Majority Shareholders as described herein.  As a result, ratification of the Amendment of our Articles of Incorporation to effect a name change to 3DX Industries, Inc. and a One for Fifty Reverse Split has been approved and no further votes will be needed.

S. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

T. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a shareholder, we are delivering only one Information Statement to multiple shareholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a shareholder who shares an address with another shareholder.  A shareholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company’s legal counsel, Zouvas Law Group, P.C., Attention: Luke C. Zouvas, Esq., at 2368 Second Avenue, San Diego, California 92101; Telephone: (619) 688-1116.

WHERE YOU CAN OBTAIN OTHER INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at the Public Reference Room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549.

Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by us are incorporated herein by reference:

1.	Quarterly Reports on Form 10-Q for the quarters ended July 31, 2013, April 30, 2013 and January 31, 2013.
2.	Annual Report on Form 10-K for the year ended October 31, 2012.

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ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Previously described in this Information Statement on Schedule 14C in Item 1D.

ITEM 4. PROPOSALS BY SECURITY HOLDERS.

Not applicable.

ITEM 5. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Previously described in this Information Statement on Schedule 14C in Item 1T.

CONCLUSION

As a matter of regulatory compliance, we are providing this Information Statement to you, which describes the purpose and effect of the above Corporate Actions.  Your consent to the above Corporate Actions is not required and is not being solicited in connection with these actions.  This Information Statement is intended to provide the Company’s shareholders information required by the rules and regulations of the Exchange Act.

AMAROK RESOURCES, INC.

/s/ Roger Janssen
Roger Janssen Director

Dated: October 7, 2013

By the order of the Board of Directors

/s/ Roger Janssen
Roger Janssen Director

/s/ Dr. Earl Abbot
Dr. Earl Abbot Director

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AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

3DX Industries, Inc.

The undersigned, being the Chief Executive Officer of 3DX Industries, Inc., a Nevada corporation (the “Corporation”) originally incorporated on October 23, 2008 under the name Ukrago Corporation, does hereby certify that the Articles of Incorporation of 3DX Industries, Inc. are hereby amended and restated in their entirety to read as follows and supersede and take the place of the existing Articles of Incorporation and all prior amendments thereto, effective as of the date of filing hereof with the Secretary of State of Nevada, as follows:

ARTICLE I – NAME

1.1	The name of the corporation is 3DX Industries, Inc.

ARTICLE II – DURATION

2.1	The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE III – PURPOSE

3.1	Purpose. The purpose for which the Corporation is organized is to engage in any lawful activity within or outside of the State of Nevada.

3.2	Corporate Offices. The Corporation may also maintain offices at such other places within or outside of the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

ARTICLE IV – BOARD OF DIRECTORS

4.1	The Board of Directors of the Corporation shall consist of such number of persons, not less than one, as shall be determined in accordance with the bylaws from time to time.

ARTICLE V- CAPITAL STOCK

5.1	Authorized Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is one hundred eighty five million (185,000,000) shares, consisting of (a) one hundred seventy five million (175,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. Said shares with a nominal or par value may be issued by the corporation for such considerations as may be fixed by the Board of Directors. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class are as follows:

5.2	Common Stock. Each share of Common Stock shall have, for all purposes one (1) vote per share. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders’ meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

5.3	Preferred Stock. The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a) may have such voting powers, full or limited, or may be without voting powers;

(b) may be subject to redemption at such time or times and at such prices as determine by the Board of Directors;

(c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

ARTICLE VI- No Further Assessments

6.1	The capital stock, after the amount of the subscription price determined by the Board of Directors has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the Corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6.

ARTICLE VII- No Preemptive Rights

7.1	Except as otherwise set forth herein, none of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the Corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

ARTICLE VIII- No Cumulative Voting

8.1	There shall be no cumulative voting of shares.

ARTICLE IX-

Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

9.1	The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

ARTICLE X-

Indemnification of Officers and Directors

10.1	Indemnification of Officers and Directors. The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.
10.2	Indemnification Rights. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.
10.3	Changes to Indemnification Rights; Insurance. Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.
10.4	Exemption for Private Property. The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.
10.5	No Personal Liability. No director, officer or shareholder shall have any personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:
(a)	Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or
(b)	The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

ARTICLE XI.- Amendment of Articles of Incorporation.

11.1	The Articles of Incorporation of the Corporation may be amended from time to time by a majority vote of all shareholders voting by written ballot in person or by proxy held at any general or special meeting of shareholders upon lawful notice.

The foregoing Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors in accordance with Section 78.207 of the Nevada Revised Statutes.

The foregoing Amended and Restated Articles of Incorporation have been duly approved by the required written consent of Shareholders in accordance with Section 78.390 of the Nevada Revised Statues. The number of shares voting in favor of the Amended and Restated Articles of Incorporation were 43,000,000 shares, representing 54.41% of the issued and outstanding common stock of the Corporation. The percentage of vote required was more than 50%.

IN WITNESS WHEREOF, I have hereunto set my hands this ___ day of ___________, 2013, hereby declaring and certifying that the facts stated hereinabove are true.

/s/_____________________
By:	Roger Janssen
Its:	President, CEO, CFO and Director

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